Exhibit 10.11

LOAN CONTRACT

(Summary)

This LOAN CONTRACT (the “Contract”, No.) is entered into as of June 24, 2022 by and between Zhejiang Youba Technology Co., Ltd. (the “Company” or the “Borrower”), a company incorporated in the PRC, and Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch (浙江杭州余杭农村商业银行股份有限公司临平支行) (the “Creditor”), a local commercial bank in China.

1.	LOAN LIMIT & TERM

The Credit Limit of the Contract hereunder is RMB 7,000,000 (the “Credit Limit”), the Term for the Borrower to use the loan shall be from June 24, 2022 to June 23, 2025 (the “Term”). During the Term, the Borrower may use the loan in revolving cycles; Provided that the loan balance at any time during the Term shall not exceed the Credit Limit. The specific amount, term and purpose of each loan shall be separately agreed by the loan receipt or the voucher generated by electronic banking.

2.	INTEREST RATE

The interest rate of the Contract hereunder shall be the latest one-year LPR published by the People's Bank of China on the calendar day prior to the effective date of this Contract plus 65 basis points (fixed annual interest rate of 4.35%).

3.	EXTENSION AND PAYMENT

The Borrower shall apply to the Creditor for each withdraw of the loan, the Creditor shall transfer the loan to the agreed account of the Borrower after approval.

Where the amount of each withdraw exceeds RMB 5 million, the method of Entrusted Payment by the Creditor shall be adopted. The Creditor shall, upon examination and approval, transfer the loan to the Borrower's transaction counterpart through the Borrower's account in accordance with the Borrower's letter of entrustment of payment and the corresponding proof of payment, business contract, etc;

Where the amount of each withdraw does not exceed RMB 5 million, the method of Independent Payment by the Borrower shall be adopted. The Borrower shall provide the Creditor with transaction materials relating to payment of loan within 30 days from the use of the loan, and submit a consolidated report of payment of loan funds.

4.	REPAYMENT METHOD

The repayment method hereof is monthly payment of interest, the 20th day of each month shall be interest settlement date and the next day shall be interest payment date. Overdue payment of interest shall be deemed as breach of contract.

All of the principal of within the Credit Limit shall be repaid in a lump sum at the expiration of the Term. However, if the repayment method of a separate withdrawal is stipulated in the loan receipt or the voucher generated by electronic banking, the repayment method stipulated shall prevail.

5.	GUARANTEE

The form of guarantee agreed herein is detailed in the Maximum Mortgage Contract (No.).

6.	LIABILITY

In case of failure to repay the principal of the loan on time, penalty interest shall be charged as per the stipulated interest rate of the Contract plus 50% as of the overdue date thereof. In case of failure to repay the interest of the loan and penalty interest, compound interest shall be calculated and recovered according to the penalty interest rate; If the Loan is not used according to the contract, the penalty interest rate of 100% of the agreed interest rate will be charged for the embezzled loan during the embezzlement period.

7.	DISPUTE RESOLUTION

Any dispute arising from this contract shall be settled by both parties through negotiation; If the dispute cannot be resolved, either party has the right to submit the dispute to the people's court of the place where the Creditor is domiciled for litigation.

Borrower: Zhejiang Youba Technology Co., Ltd.

(Signature of Representative)

(Seal)

Creditor: Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch

(Signature of Representative)

(Seal)

Date: June 24, 2022

LOAN CONTRACT

(Summary)

This LOAN CONTRACT (the “Contract”, No.) is entered into as of September 8, 2022 by and between Zhejiang Youba Technology Co., Ltd. (the “Company” or the “Borrower”), a company incorporated in the PRC, and Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch (浙江杭州余杭农村商业银行股份有限公司临平支行) (the “Creditor”), a local commercial bank in China.

1.	LOAN LIMIT & TERM

The Credit Limit hereunder is RMB 3,000,000 (the “Credit Limit”), the Term for the Borrower to use the loan shall be from September 8, 2022 to September 7, 2025 (the “Term”). During the Term, the Borrower may use the loan in revolving cycles; Provided that the loan balance at any time during the Term shall not exceed the Credit Limit. The specific amount, term and purpose of each loan shall be separately agreed by the loan receipt or the voucher generated by electronic banking.

2.	INTEREST RATE

The interest rate of the Contract hereunder shall be the latest one-year LPR published by the People's Bank of China on the calendar day prior to the effective date of this Contract plus 70 basis points (fixed annual interest rate of 4.35%).

3.	EXTENSION AND PAYMENT

The Borrower shall apply to the Creditor for each withdraw, the Creditor shall transfer the loan to the agreed account of the Borrower after approval. The Borrower shall provide the Creditor with transaction materials relating to payment of loan funds within 30 days from use of loan funds, and submit a consolidated report of payment of loan funds.

4.	REPAYMENT METHOD

The repayment method hereof is monthly payment of interest, the 20th day of each month shall be interest settlement date and the next day shall be interest payment date. Overdue payment of interest shall be deemed as breach of contract.

All of the principal of within the Credit Limit shall be repaid in a lump sum at the expiration of the Term. However, if the repayment method of a separate withdrawal is stipulated in the loan receipt or the voucher generated by electronic banking, the repayment method stipulated shall prevail.

5.	GUARANTEE METHOD

The way of guarantee agreed herein is detailed in the Maximum Mortgage Contract (No.).

6.	LIABILITY

In case of failure to repay the principal of the loan on time, penalty interest shall be charged as per the stipulated interest rate of the Contract plus 50% as of the overdue date thereof. In case of failure to repay the interest of the loan and penalty interest, compound interest shall be calculated and recovered according to the penalty interest rate; If the Loan is not used according to the contract, the penalty interest rate of 100% of the agreed interest rate will be charged for the embezzled loan during the embezzlement period.

7.	DISPUTE RESOLUTION

Any dispute arising from this contract shall be settled by both parties through negotiation; If the dispute cannot be resolved, either party has the right to submit the dispute to the people's court of the place where the Creditor is domiciled for litigation.

Borrower: Zhejiang Youba Technology Co., Ltd.

(Signature of Representative)

(Seal)

Creditor: Zhejiang Hangzhou Yuhang Rural Commercial Bank Co., Ltd. Linping Sub-branch

(Signature of Representative)

(Seal)

Date: September 8, 2022